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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 25, 1998

                              IMC Securities, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                   333-48429-03                 59-3284026
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(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
    of Incorporation)                                        Identification No.)

    5901 East Fowler Avenue
        Tampa, Florida                                       33617-2362
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     (Address of Principal                                   (Zip Code)
       Executive Offices)


        Registrant's telephone number, including area code (813) 984-8801


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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

        In connection with the offering of IMC Home Equity Loan Pass-Through Certificates, Series 1998-5, described in a Prospectus Supplement to be dated as of August 27, 1998, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

        The Related Computational Materials furnished to certain prospective investors by the lead Underwriter, Deutsche Bank Securities Inc., are filed herewith as Exhibit 99.1. In addition, Bear, Stearns & Co., Inc., PaineWebber Incorporated and Nomura Securities International, Inc., as co-underwriters, have furnished Related Computational Materials to certain prospective investors, which are substantially identical to the Related Computational Materials furnished by Deutsche Bank Securities Inc., other than the disclosure in each related co-underwriter's legend. Therefore, only each co-underwriter's legend has been filed herewith. In addition, Additional Related Computational Materials furnished to certain prospective investors by Deutsche Bank Securities Inc. have been filed herewith as Exhibits 99.5 and 99.6.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits:

            99.1 Related Computational Materials furnished by Deutsche Bank Securities Inc.

            99.2 Legend to Related Computational Materials furnished by Bear, Stearns & Co., Inc.

            99.3 Legend to Related Computational Materials furnished by PaineWebber Incorporated

            99.4 Legend to Related Computational Materials furnished by Nomura Securities International, Inc.

            99.5 Additional Related Computational Materials furnished by Deutsche Bank Securities, Inc.

            99.6 Additional Related Computational Materials furnished by Deutsche Bank Securities Inc.


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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IMC SECURITIES, INC. as
                                  Depositor


                                  By: /s/    Thomas Middleton
                                      ------------------------------------
                                      Name:  Thomas Middleton
                                      Title: President and Chief Operating
                                             Officer




Dated: August 25, 1998


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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION                                              PAGE NO.

    99.1 Related Computational Materials furnished by Deutsche Bank Securities Inc.

    99.2 Legend to Related Computational Materials furnished by Bear, Stearns & Co., Inc.

    99.3 Legend to Related Computational Materials furnished by PaineWebber Incorporated

    99.4 Legend to Related Computational Materials furnished by Nomura Securities International, Inc.

    99.5 Additional Related Computational Materials furnished by Deutsche Bank Securities Inc.

    99.6 Additional Related Computational Materials furnished by Deutsche Bank Securities Inc.